                         TRI-STATE 1ST BANK, INC.
                              P.O. BOX 796
                       EAST LIVERPOOL, OHIO 43920


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 19, 1997

Dear Tri-State 1st Bank, Inc. Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of the Shareholders of Tri-State 1st Bank, Inc., an Ohio corporation ("1st Bank"), on March 19, 1997. The meeting will be held in the lobby of the main office of 1st Bank's wholly-owned subsidiary, 1st National Community Bank ("1st National"), at 16924 St. Clair Avenue, East Liverpool, Ohio, at 7:30 p.m. There are some important matters to be considered at this meeting. Whether or not you will attend the Annual Meeting of the Shareholders, I urge you to immediately sign and return the enclosed Proxy in the envelope provided casting your vote on these very important matters.

Your are being asked to consider and vote on the following proposals:

     1. To set the number of Class 1 Directors to be elected at three (3) members of the Board of Directors and to elect three (3) Class 1 Directors each for a term of three (3) years to serve until the year 2000 A.D., or until the next meeting of Shareholders called for the purpose of electing Class 1 Directors. All three (3) of the current Class 1 Directors have been nominated for reelection.

     2.    To approve and adopt the Tri-State 1st Bank, Inc. 1997 Stock Option
Plan.

     3. To ratify the appointment of S. R. Snodgrass, A.C., as the independent certified public accountants for 1st Bank in 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on February 15, 1997, has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     By Order of the Board of Directors
     East Liverpool, Ohio
     February 24, 1997
     Keith R. Clutter
     Secretary

                                YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                           TRI-STATE 1ST BANK, INC.
                                 P.O. BOX 796
                          EAST LIVERPOOL, OHIO 43920

                              1997 ANNUAL MEETING

                                PROXY STATEMENT

PROXIES, SOLICITATION AND VOTING

     This Proxy Statement is furnished to the shareholders ("Shareholders") of Tri-State 1st Bank, Inc. ("1st Bank") in connection with the solicitation by the 1st Bank management, by order of the Board of Directors, of proxies ("Proxies") for use at the Annual Meeting of Shareholders to be held on March 19, 1997, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The enclosed Proxy Card is for use at the Annual Meeting if a Shareholder is unable to attend the Annual Meeting in person or wishes to have his shares of common stock, no par value, of 1st Bank (the "Common Stock") voted by Proxy even if he attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before it is exercised, by notice to the Secretary of 1st Bank, by executing and delivering a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares of Common Stock of 1st Bank represented by valid Proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted at the Annual Meeting. The execution of a Proxy will in no way affect a Shareholder's right to attend the Annual Meeting and vote in person.

     The election of Class 1 Directors, the approval of the Tri-State 1st Bank, Inc. 1997 Stock Option Program and the appointment of S.R. Snodgrass A.C. as the Company's auditors, all require the affirmative vote of a majority of votes cast, at a meeting at which the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting of Shareholders but will not be included in determining the number of votes cast and as a result will not be considered in determining the outcome of the vote.

     Holders of Common Stock of record at the close of business on February 15, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting and at any adjournment thereof. At the close of business on the Record Date, 1st Bank had issued and outstanding 205,400 shares of Common Stock. In the election of Class 1 Directors, and in deciding all other questions presented at the Annual Meeting of Shareholders, each Shareholder will be entitled to one vote for each share of Common Stock held by him.

     The cost of soliciting Proxies will be borne by 1st Bank. In addition to the use of the mails, Proxies may be solicited by personal contact or telephone. If applicable, banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and obtain authorization for the execution of Proxies. 1st Bank will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding Proxy material to the principals.


                       ELECTION OF DIRECTORS [PROPOSAL NO. 1]

     The persons named in the accompanying Proxy will vote for the election of the nominees named below as Class 1 Directors, unless otherwise directed by the Shareholders giving Proxies. All nominees are now Class 1 Directors and all have consented to be named and to serve if elected. The Bylaws of 1st Bank provide that the number of Directors to be elected at the Annual Meeting of the Shareholders will be determined by resolution of the Board of Directors or the Shareholders. The number of Directors has been fixed at nine, divided into three equal classes of three: Class 1, Class 2 and Class 3. The current terms of the Class 1 Directors expire at the Annual Meeting and three Class 1 Directors are to be elected at the Annual Meeting, each for a three year term.

     Provided a quorum is present, Class 1 Directors will be elected by the affirmative vote of not less than a majority of all shares present in person or represented by Proxy at the Annual Meeting. At each meeting of the Shareholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected Directors. Any Shareholder may cumulate his votes at an election of Directors upon fulfillment of the conditions prescribed in Section 1701.55 of the Ohio Revised Code, or any similar statute which may hereafter be enacted. Such Section generally requires that a Shareholder desiring to cumulate voting give advance notice in writing at least 48 hours before the Annual Meeting of his or her desire that the voting at the Annual Meeting be cumulative and that announcement of the giving of such notice be made at the commencement of the Annual Meeting. Upon fulfillment of these notice requirements, each Shareholder has the right to cumulate the voting power he or she possess and to give one candidate as many votes as the number of Directors to be elected multiplied by the number his or her votes equals, or to distribute his or her votes on the same principle among two or more candidates as he or she sees fit.

     The Proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nomination has been duly made.

     Nominations for election to the Board of Directors may be made by any Shareholder entitled to vote for the election of Directors. Any such nomination shall contain the following information: (i) the name and address of the proposed nominee; (ii) the principal occupation of the nominee; (iii) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder will be voted for the proposed nominee; (iv) the name and residential address of each nominating Shareholder; (v) the number of shares of Common Stock owned by the nominating Shareholder; (vi) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder are owned by the proposed nominee; and (vii) the signed consent of the proposed nominee to serve on the Board, if elected. Such nomination shall be delivered to the Secretary of 1st Bank not later than the opening of business at the Annual Meeting.

     Nominations not made in accordance herewith may be disregarded by the chairperson of the meeting, and upon the chairperson's instructions the vote tellers may disregard all votes cast for each such nominee. If, at the time of the Annual Meeting of Shareholders, any of the nominees named in the Proxy Statement should be unable or decline to serve as a Class 1 Director, the Proxies are authorized to be voted for such substitute nominee or nominees as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a Class 1 Director.

     Set forth below are the names of the nominees for election to the Board of Directors as Class 1 Directors and certain information furnished by such nominees to 1st Bank concerning themselves. The persons named below will be nominated for election to serve until the 2000 A.D. Annual Meeting of the Shareholders. It is the intention of the persons named in the Proxy to vote "For" the resolution establishing the number of Class 1 Directors at three (3) persons and to vote "For" the election of these three (3) nominees.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
PROPOSAL.   PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR
OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

                       NOMINEES FOR THE CLASS 1 DIRECTORS


     Name          Age  Position and Offices   Director Present and Principal
                        Held at 1st Bank and     Since  Occupation for last
                             Subsidiaries                Five years
----------------   ---  ----------------------  ------  ----------------------

William E. Blair    61  Director-1st Bank; 1st   1991   President of Bill
                        National                        Blair, Inc. (oil and
                                                        gas exploration)

Stephen W. Cooper   53  Director-1st Bank; 1st   1989   President of Cooper
                        National                        Insurance Agency
                                                        (general insurance)

Marvin H. Feldman   51  Director-1st Bank; 1st   1987   Partner in The
                        National                        Feldman Agency (life
                                                        insurance)

             IDENTIFICATION OF OTHER DIRECTORS AND EXECUTIVE OFFICERS

     The following persons are (i) current Directors of 1st Bank who are serving as either Class 2 Directors, whose terms expire in 1998, or Class 3 Directors, whose terms expire in 1999, and/or (ii) executive officers of 1st National.

     Name             Age   Position and Offices  Director  Present and Principal
                            Held at 1st Bank and   Since    Occupation for last
                                Subsidiaries                       Five years
----------------      ---  ----------------------  ------  ----------------------

CLASS 2 DIRECTORS


Keith R. Clutter       53  Director-Secretary of    1987   Secretary of 1st Bank;
                           1st Bank; President 1st         President 1st National
                           National                        (banking)



G. Allen Dickey        66  Director-1st Bank; 1st   1987   Chairman of D.W.
                           National                        Dickey & Son, Inc.
                                                           (construction materials)

John P. Scotford, Sr.  68  Director-1st Bank; 1st   1987   President, McBarscot
                           National                        Company (automobile dealer)

CLASS 3 DIRECTORS

Charles B. Lang        57  Director; President of   1987   President of 1st Bank; Chairman
                           1st Bank; Chairman and          and CEO of 1st National
                           CEO of 1st National

R. Lynn Leggett        50  Director-1st Bank; 1st   1996   Funeral Director, Eells-
                           National                        Leggett Funeral Home
                                                           (funeral services)

John C. Thompson       70  Director-1st Bank; 1st   1987   Chairman and CEO of The Hall
                           National                        China Company (pottery manufacturing)

                                        -5-

     Name             Age   Position and Offices   Director      Present and Principal
                            Held at 1st Bank and    Since          Occupation for last
                                Subsidiaries                          Five years
----------------      ---  ----------------------   ------       ----------------------

OTHER EXECUTIVE OFFICERS

Elah M. Daniels       61   Vice President-1st                     Vice President of 1st
                           National                               National since 1995;
                                                                  Assistant Vice President
                                                                  of 1st National Bank
                                                                  from 1987 to 1992;
                                                                  Assistant Cashier of 1st
                                                                  National since 1987;
                                                                  over 37 years of banking
                                                                  experience

Lois J. Curran        55   Vice President-1st                     Vice President of 1st
                           National                               National since 1987;
                                                                  over 27 years of banking
                                                                  experience

Roger D. Sanford      48   Vice President-1st                     Vice President and
                           National                               Branch Manager of 1st
                                                                  National since 1992;
                                                                  Assistant Vice President
                                                                  of 1st National from
                                                                  1990 to 1992; over 26
                                                                  years of banking
                                                                  experience

Steven A. Mabbott     40   Assistant Vice                         Assistant Vice President
                           President-1st                          and Branch Manager of
                           National                               1st National since 1994;
                                                                  over nine years of
                                                                  banking experience

R. Keith Broadbent    53   Vice President-1st                     Vice President of 1st
                           National                               National since April
                                                                  1996; Loan Officer of
                                                                  1st National since
                                                                  October 1995; over 28
                                                                  years of banking
                                                                  experience

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

     During 1996, the Board of Directors of 1st Bank held two regular meetings of the Board of Directors. 1st Bank has no standing audit, nominating, compensation or other committees of the Board of Directors. The Directors of 1st Bank also constitute the entire Board of Directors of 1st National Community Bank, a wholly owned subsidiary of 1st Bank, and there were 12 monthly meetings of the Board of Directors of 1st National. All of the 1st Bank's Directors attended at least 75% of its Board meetings except Director John P. Scotford, Sr., who attended 33 1/3% of the meetings. Director Scotford travels extensively and lives at a Florida residence for a portion of each year.

                               EXECUTIVE COMPENSATION

     The following table reflects the compensation paid by 1st National during 1996, 1995 and 1994 for services in all capacities by the Chairman. No employee received an annual salary and bonus in excess of $100,000. More specific information regarding compensation is provided in the notes accompanying the tables.

                              SUMMARY COMPENSATION TABLE
                                 ANNUAL COMPENSATION

                                              SALARY         BONUS
                                               (A)            (A)
   NAME AND POSITION           YEAR            ($)            ($)
-----------------------------------------------------------------------------

Charles B. Lang                1996           57,647         3,235
Chairman and CEO               1995           55,455         3,772
                               1994           54,423         3,128

-----------------------------------------------------------------------------
[FN]
(A) Amounts shown include all cash compensation earned and received by the named executive officer.

OPTIONS/SAR GRANTS/INCENTIVE PLANS

     1st Bank currently does not have in place any stock option plan or stock appreciation rights plan, nor does it have any long-term incentive plan for its employees. Proposal 2 following in this Proxy Statement is to adopt a Stock Option Plan for future grants.

COMPENSATION OF DIRECTORS

     For the year 1996, no compensation was paid to the Directors of 1st Bank for their services to the holding company. No compensation was paid to Directors Lang and Clutter, who served as Directors of 1st National and were compensated only in their capacity as officers of 1st National. Compensation paid to each of the remaining seven outside Directors of 1st National was as follows: an annual retainer of $1,700; $175 for each of the 12 Board meetings attended; and $145 for each Executive Committee attended (three outside Directors are assigned to each of the monthly Executive Committee meetings). Also, $145 was paid to the four members of the Audit Committee for each of the two meetings held provided they were in attendance.

EMPLOYMENT ARRANGEMENTS

     1st Bank has not entered into any employment contracts with any of its executive officers, nor is there any arrangement, plan or agreement in effect between 1st Bank and any executive officer providing for compensation to be paid in the event of the resignation, retirement or termination of any such officer or in the event of a change in control of 1st Bank.

                             SECURITY OWNERSHIP OF CERTAIN
                            BENEFICIAL OWNERS AND MANAGEMENT

     As of February 15, 1997, there were 205,400 shares of Common Stock issued and outstanding. The following table sets forth information as of February 15, 1997, with respect to beneficial ownership of 1st Bank's Common Stock by:
(i) all persons known to 1st Bank to be considered to own beneficially more than five (5%) percent of its voting securities; (ii) all Directors and Director nominees of 1st Bank; and (iii) all of 1st Bank's officers and Directors as a group. Unless otherwise stated, each person so named exercises sole voting power and investment power as to the shares of Common Stock so indicated.

                                     Amount and
                                     Nature of
Name and Address                     Beneficial
of Beneficial Owner                 Ownership(1)         Percentage of Class
------------------------------------------------------------------------------
William E. Blair, Jr.                   2,000(2)                   *
13004 Woodworth Road
New Springfield, OH 44443

Keith R. Clutter                          200(3)                   *
2642 Carter Street
East Liverpool, OH 43920

Stephen W. Cooper                         200(4)                   *
933 Park Boulevard
East Liverpool, OH 43920

G. Allen Dickey                         6,000(5)                  2.92%
6938 State Route 45
Lisbon, OH 44432

Marvin H. Feldman                       9,800(6)                  4.77%
932 Midway Lane
East Liverpool, OH 43920

                                     Amount and
                                     Nature of
Name and Address                     Beneficial
of Beneficial Owner                 Ownership(1)         Percentage of Class
------------------------------------------------------------------------------
Charles B. Lang                       19,728(7)                   9.6%
R.D. #1, Boyce Drive
Chester, WV 26034

John P. Scotford, Sr.                 16,000(8)                   7.79%
7316 Christopher Drive
Poland, OH 44514

John C. Thompson                       2,800(9)                   1.36%
913 Park Boulevard
East Liverpool, OH 43920

R. Lynn Leggett                       1,432(10)                     *
425 Chestnut Street
Lisbon, OH 44432

Elah M. Daniels                         100(11)                     *
3125 Harding Avenue
East Liverpool, OH 43920

R. Keith Broadbent                      100(12)                     *
1321 Riverview Street
East Liverpool, OH 43920

All Directors and Executive             58,360                    28.41%
Officers as a Group (11 persons)

---------------------------------------

* Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.
[FN]
(1) For purposes of this table, shares are considered "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days.

(2) Includes 1,000 shares owned of record and 1,000 shares owned in the name of his spouse.

(3)   All 200 shares are owned of record.

(4)   All 200 shares are owned of record.

(5) Includes 4,000 shares owned of record and 2,000 shares owned in Trust and in the name of his spouse.

(6) Includes 200 shares owned of record and 9,600 shares owned jointly with his spouse.

(7) Includes 4,664 shares owned of record and 15,064 shares held in Trust, an IRA Custodial Account and as Co-Trustee of the Francis H. Lang Trust.

(8) Includes 200 shares owned of record and 15,800 shares held in Trust from himself and in Trust in the name of his spouse.

(9)   All 2,800 shares are owned of record.

(10) Includes 200 shares owned of record and 1,232 shares owned jointly with his spouse in broker accounts.

(11)  All 100 shares are owned jointly with her spouse.

(12)  All 100 shares are owned jointly with another person.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, 1st Bank Directors, officers and persons holding more than ten percent (10%) of 1st Bank's stock are required to report, within specified monthly and annual due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. 1st Bank is required to describe in this Proxy Statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. In this regard, 1st Bank is not aware of any untimely filing.

                   STOCK OPTION PLAN [PROPOSAL NO. 2]

GENERAL

     On January 23, 1997, the Board of Directors of 1st Bank unanimously adopted the Tri-State 1st Bank, Inc. 1997 Stock Option Plan (the "Plan"). The Plan is not subject to the provisions of the Employee Retirement Income Securities Act of 1974 ("ERISA"), nor is it subject to or qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). No person may create a lien on any funds, securities or other property held under the Plan.

     A summary of the material features of the Plan is set forth below. This summary does not purport to be complete, and reference to the full text of the Plan should be made for further information. In addition, a copy of the Plan will be made available to participants under the Plan upon request addressed to Charles B. Lang, President, Tri-State 1st Bank, Inc., P.O. Box 796, East Liverpool, Ohio 43920, telephone number (330) 385-9200.

     The Board of Directors has no immediate plans to grant options under the Plan to any qualified participant.

                             SUMMARY OF THE PLAN

PURPOSE

     The purpose of the Plan is to establish a means whereby 1st Bank may, through the award of options to purchase Common Stock, no par value, of 1st Bank, provide designated employees of 1st Bank and its affiliates and selected non-employees with additional incentive to promote the financial success of 1st Bank and its affiliates. The Plan authorizes the granting of awards in the form of Non-qualified Stock Options("NSOs") and Incentive Stock Options ("ISOs") (NSOs and ISOs are individually referred to herein as an "Option" and collectively as "Options").

     No Option will be granted after the tenth anniversary of the adoption of the Plan; provided, however that the Plan and all Options under the Plan prior to that date will remain in effect until the Options have been satisfied or terminated in accordance with the Plan and the terms of the Options.

ELIGIBILITY

     The class of persons eligible to receive awards under the Plan are designated employees of 1st Bank and its affiliates (including executive officers and Directors) and selected non-employees (including consultants, agents and non-employee directors) as designated by 1st Bank's Stock Option Committee ("Committee"). It is intended that options will be granted to selected officers and Directors of 1st Bank although there are no present plans to grant options to any qualified participants. Currently there are seven eligible employees and seven eligible non-employee Directors.

ADMINISTRATION

     The Plan will be administered by a Committee consisting of at least two members of the Board of Directors of 1st Bank, who will be appointed by, and serve at the pleasure of, the Board. Each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended, or any successor provision.

     The Committee has the power to (i) determine and designate in its sole and absolute discretion the employees and non-employees who are eligible to participate in the Plan and to whom Options are to be granted; (ii) authorize the granting of (a) ISOs to employees and (b) NSOs to eligible participants;
(iii) determine the number of shares awarded with each Option, subject to certain limitations set forth in the Plan; (iv) determine the time or times and the manner when each Option will be exercisable and the duration of the exercise period; and (v) impose limitations, restrictions and conditions upon any Option as the Committee deems appropriate.

     The Committee may interpret the Plan, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make other determinations and take other action as it deems necessary or advisable, which will be final, binding and conclusive.

SHARES SUBJECT TO PLAN

     Shares of capital stock which may be issued under the Plan will be authorized and unissued Common Stock or treasury shares of Common stock. The maximum number of shares of Common Stock for which Options may be issued under the Plan are 25,000, subject to adjustment in connection with stock dividends or distributions, recapitalizations, merger, consolidation, split-up, combination, exchange of shares or the like. If any Option granted under the Plan terminates, expires or is canceled as to any shares, a new Option may be granted, subject to the limitations regarding the maximum grant of Options to any employee.

NON-QUALIFIED STOCK OPTION PRICE

     Generally, the Option price per share of Common Stock deliverable upon the exercise of a NSO will be 100% of the fair market value of a share of Common Stock on the date the Option is granted. As used in the Plan, the "fair market value of a share of Common Stock on the date the Option is granted" means the closing price of the Common Stock as reported on the primary public market on which the Common Stock is then traded on the trading day last ended prior to the time the Non-qualified Stock Option is granted, or if the Common Stock ceases to be traded on a public market, the last determinable market price or value as reasonably determined by the Committee in accordance with customarily accepted practices for determining the price or value of stock traded in a like manner as the Common Stock is then traded.
The market value of one share of Common Stock of 1st Bank as of February 15, 1997 was $34.00.

INCENTIVE STOCK OPTION PRICE

     The Option price per share of Common Stock deliverable upon the exercise of an ISO will be 100% of the fair market value of a share of Common Stock on the date the Option is granted, unless the Option has been granted to an owner of 10% or more of the total combined voting power of the 1st Bank and its subsidiaries. In that case, the Option price will be 110% of the fair market value of a share of Common Stock on the date the ISO. The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to all ISOs granted to an employee which are exercisable for the first time by the employee in any calendar year can not exceed $100,000.

MANNER OF PAYMENT

     The grant of an Option under the Plan will be evidenced by a written agreement between 1st Bank and the Plan participant, stating the number of shares of Common Stock subject to the Option. Each agreement will set forth the procedure governing the exercise of the Option granted thereunder and will provide that, upon exercise, the Plan participant will pay the full option price in cash or with previously owned Common Stock.

TAX EFFECTS OF PLAN PARTICIPATION

     NON-QUALIFIED STOCK OPTIONS. Under present Federal income tax regulations, there will be no Federal income tax consequences to either 1st Bank or the participant upon the grant of an NSO. However, the participant will realize ordinary income on the exercise of an NSO in an amount equal to the excess of the Common Stock acquired upon the exercise of such Option over the exercise price, and 1st Bank will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     INCENTIVE STOCK OPTIONS. Under present Federal income tax regulations, there will be no Federal income tax consequences to either 1st Bank or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute a long-term capital gain or loss, and 1st Bank will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the Common Stock purchased at the time of exercise over the aggregate option price, and 1st Bank will be entitled to a Federal income tax deduction equal to such amount.

RETIREMENT OR DISABILITY

     Upon the termination of the participant's employment by reason of permanent disability or retirement (as each is determined by the Committee), the participant may, within 36 months from the date of termination of employment, exercise any Options to the extent the Options were exercisable during the 36 month period; provided, however, that any ISO must have been exercisable at the date of termination of employment.

TERMINATION FOR OTHER REASONS

     Except as provided above or except as otherwise determined by the Committee, all Options shall terminate three months after the termination of an employee participant's employment.

NON-ASSIGNABILITY

     No Option under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, the Option shall be exercisable only by that person or by that person's guardian or legal representative.

AMENDMENT TO THE PLAN

     The Board of Directors of 1st Bank may, without further action by the Shareholders and without receiving further consideration from the participants, amend the Plan or condition or modify Options under the Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with stock exchange rules or requirements.

     The Board of Directors of 1st Bank may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without Shareholder approval the Board may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to adjustments); (ii) extend the period during which any award may be granted or exercised; or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, will not affect any participant's rights under an Option previously granted to the participant unless the participant consents.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

           RATIFICATION OF S.R. SNODGRASS, A.C. [PROPOSAL NO. 3]

     The Board of Directors of 1st Bank has appointed S.R. Snodgrass as independent auditors to examine the financial statements of 1st Bank and its subsidiaries for the fiscal year ending December 31, 1997, and have directed that such appointment be submitted for ratification by the Shareholders at the Annual Meeting.

     The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends the appointment of S.R. Snodgrass be ratified by Shareholders.

     Representatives of S.R. Snodgrass are not expected to be present at the Annual Meeting. S.R. Snodgrass has represented 1st Bank since its formation and has represented 1st National since its charter was granted in 1987 and has served the Board of Directors in that capacity for 10 years.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since the beginning of the 1st Bank's 1996 fiscal year, 1st Bank has been a party to the transactions described below with certain of its Directors, officers or Shareholders owning more than 5% of the 1st Bank Common Stock or business controlled by such persons or any member of the immediate family of any of such persons:

     William E. Blair, a Director of 1st Bank, has obtained two demand lines of credit from 1st National in the maximum principal amount of $250,000. The balance outstanding at February 15, 1997 was $249,641. The rate of interest on the outstanding balance is the 1st National's "Base Rate" (currently 8.5%) plus 1%.

     Stephen W. Cooper, a Director of the 1st Bank, has obtained two loans in the aggregate principal amount of $133,025 from 1st National. The aggregate balance outstanding at February 15, 1997 was $120,484. The rates of interest on the loans are (i) 1st National's "Base Rate" plus 1 1/2% and (ii) 11%, respectfully.

     Marvin H. Feldman, a Director of the 1st Bank, has obtained a line of credit in the original principal amount of $200,000 from 1st National. The balance outstanding at February 15, 1997, was $200,000. The rate of interest on the loan is equal to 1st National's "Base Rate" plus 1%.

     G. Allen Dickey, a Director of the 1st Bank, has obtained two lines of credit in the original principal amount of $125,000 from 1st National. There is no balance outstanding at February 15, 1997 for either of these lines of credit. The rate of interest on the loan is equal to 1st National's Base Rate plus 1%.

          OTHER MATTERS TO COME BEFORE THE MEETING [PROPOSAL NO. 4]

     No other matters are intended to be brought before the Annual Meeting by 1st Bank, nor does 1st Bank know of any matters to be brought before the Annual Meeting by others. If other matters properly come before the meeting, the persons named in the Proxy will vote the shares represented therein in accordance with the judgement of management on any such matters.

                             SHAREHOLDER PROPOSALS

     Shareholders who desire to submit proposals at 1st Bank's 1998 Annual Meeting of Shareholders must submit such proposals so that they are received by 1st Bank no later than October 27, 1997 in order to be considered for inclusion in 1st Bank's 1998 Proxy materials. Such shareholder proposals as well as any questions relating thereto, should be submitted to Tri-State 1st Bank, Inc., 16924 St. Clair Avenue, P.O. Box 796, East Liverpool, Ohio 43920,
Attn: Secretary.

                                   GENERAL

     UPON WRITTEN REQUEST TO 1ST BANK BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, 1ST BANK WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE TO THE SHAREHOLDER REQUESTING THE SAME. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF KEITH R. CLUTTER, SECRETARY, AT P.O. BOX 796, EAST LIVERPOOL, OHIO 43920.

By Order of the Board of Directors

Keith R. Clutter
Secretary

                                PROXY CARD
                          TRI-STATE 1ST BANK, INC.
                               P.O. BOX 796
                         EAST LIVERPOOL, OHIO 43920

                 PLEASE CHECK THE APPROPRIATE SPACES BELOW

The undersigned hereby appoints Hazel C. Schreckengost and Nancy Thompson Cope, and each of them, each with the power to appoint her substitute, to represent the undersigned and to vote all of the shares of Common Stock in Tri-State 1st Bank, Inc. ("1st Bank") held of record by the undersigned at the close of business on February 15, 1997, at the Annual Meeting of Shareholders of 1st Bank to be held at 1st Bank's principal office, 16924 St. Clair Avenue, East Liverpool, Ohio, on Wednesday, March 19, 1997, at 7:30 p.m., and at any adjournment thereof.

A vote FOR the following proposals is recommended by the Board of Directors.

               The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2, 3 and 4. WHETHER
               OR NOT YOU ARE ABLE TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND MAIL THE PROXY IN THE RETURN
               ENVELOPE PROVIDED SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

1.   ELECTION OF DIRECTORS

     Election of the three (3) nominees listed below as members of 1st Bank's Board of Directors as Class 1 Directors.

     William E. Blair               FOR            AGAINST           ABSTAIN
                              -----          -----             -----

     Stephen W. Cooper              FOR            AGAINST           ABSTAIN
                              -----          -----             -----

     Marvin H. Feldmen              FOR            AGAINST           ABSTAIN
                              -----          -----             -----

2.   TO APPROVE the Stock Option Plan

                                    FOR            AGAINST           ABSTAIN
                              -----          -----             -----

3. TO RATIFY the selection by the Board of Directors of S.R. Snodgrass, A.C., as 1st Bank's independent public auditors for the 1997 fiscal year.

                                    FOR            AGAINST           ABSTAIN
                              -----          -----             -----

4. Transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

                                    FOR            AGAINST           ABSTAIN
                              -----          -----             -----

                            THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF 1ST BANK.

Signature (s):

-------------------------------

-------------------------------

-------------------------------

(Please print or type name [s])
Date                             , 1997
    -----------------------------
     (Be sure to date your Proxy)

NOTE: Sign exactly as your name (s) appears on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or other authorized officer, and the corporate seal should be affixed thereto. If shares of stock are held of record by a partnership, the Proxy should be executed in partnership name by an authorized person. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.